Exhibit 99.1

Union Pacific Reports First Quarter 2021 Results

•	Strong Core Results – Impacted by Weather and Fuel
•	Affirm 2021 Guidance

FOR IMMEDIATE RELEASE

Omaha, Neb., April 22, 2021 – Union Pacific Corporation (NYSE: UNP) today reported 2021 first quarter net income of $1.3 billion, or $2.00 per diluted share. This compares to $1.5 billion, or $2.15 per diluted share, in the first quarter 2020.

“The first quarter presented some real challenges that impacted our results, but the team did a great job managing the business,” said Lance Fritz, Union Pacific chairman, president, and chief executive officer. “We generated solid productivity through efficient use of our resources despite the significant weather event that covered most of our network in February and early March. I am particularly proud of the women and men of Union Pacific who rolled up their sleeves and kept the network safe, efficient and stable. Looking to the rest of the year, an improving economic outlook, our continued commitment to value based pricing that exceeds inflation and the opportunity for strong productivity give us confidence to affirm our 2021 guidance.”

First Quarter Summary

Operating revenue of $5.0 billion was down 4% in first quarter 2021 compared to first quarter 2020. First quarter business volumes, as measured by total revenue carloads, decreased 1% compared to 2020 driven by declines in industrial and bulk shipments, partially offset by strength in premium carloads. In addition, for the first quarter 2021 compared to 2020:

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•	Quarterly freight revenue declined 5%, as core pricing gains were more than offset by a less favorable business mix, decreased fuel surcharge revenue, and volume declines.
•	Union Pacific’s 60.1% operating ratio increased 110 basis points, negatively impacted by weather and rising fuel prices in the quarter.

	Operating Ratio	Earnings Per Diluted Share
First Quarter 2020	59.0%	$2.15
Weather Impact	(1.6) pts	($0.16)
Fuel Impact	(1.0) pts	($0.11)
Core Results	1.5 pts	$0.12
First Quarter 2021	60.1%	$2.00

•	Union Pacific’s reportable personal injury rate was 0.85 per 200,000 employee-hours compared to 0.80 for first quarter 2020.
•	Fuel consumption rate, measured in gallons of fuel per thousand gross ton-miles (GTMs), was flat.
•	Quarterly freight car velocity was 209 daily miles per car, a 1% decline.
•	Quarterly locomotive productivity was 138 gross ton-miles per horsepower day, a 5% improvement.
•	Quarterly workforce productivity was 1,002 car miles per employee, a 12% improvement.
•	Average maximum train length was 9,247 feet, a 10% increase.
•	The company repurchased 6.7 million shares in first quarter 2021 at an aggregate cost of $1.4 billion.

Summary of First Quarter Freight Revenues

•	Bulk down 1%

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•	Industrial down 13%
•	Premium up 2%

2021 Outlook

“During the quarter our service product and lower cost structure enabled us to win new business and develop opportunities to grow,” Fritz said. “There are many more growth opportunities to capture by also helping our customers efficiently and reliably reduce the carbon intensity of their supply chains. When we add improved safety results, we create strong value for all of our stakeholders.”

First Quarter 2021 Earnings Conference Call

Union Pacific will webcast its first quarter 2021 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, April 22, 2021, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels, its ability to improve network performance, its results of

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operations, and potential impacts of the COVID-19 pandemic. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2020, which was filed with the SEC on February 5, 2021. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	1st Quarter
For the Periods Ended March 31,	2021	2020	%
Operating Revenues
Freight revenues	$4,649	$4,880	(5)%
Other	352	349	1
Total operating revenues	5,001	5,229	(4)
Operating Expenses
Compensation and benefits	1,026	1,059	(3)
Depreciation	549	547	-
Purchased services and materials	490	521	(6)
Fuel	411	434	(5)
Equipment and other rents	212	227	(7)
Other	320	298	7
Total operating expenses	3,008	3,086	(3)
Operating Income	1,993	2,143	(7)
Other income, net	51	53	(4)
Interest expense	(290)	(278)	4
Income before income taxes	1,754	1,918	(9)
Income taxes	(413)	(444)	(7)
Net Income	$1,341	$1,474	(9)%

Share and Per Share
Earnings per share - basic	$2.01	$2.15	(7)%
Earnings per share - diluted	$2.00	$2.15	(7)
Weighted average number of shares - basic	667.6	684.3	(2)
Weighted average number of shares - diluted	669.2	686.2	(2)
Dividends declared per share	$0.97	$0.97	-

Operating Ratio	60.1%	59.0%	1.1	pts
Effective Tax Rate	23.5%	23.1%	0.4	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	1st Quarter
For the Periods Ended March 31,	2021	2020	%
Freight Revenues (Millions)
Grain & grain products	$766	$689	11%
Fertilizer	170	174	(2)
Food & refrigerated	235	250	(6)
Coal & renewables	341	421	(19)
Bulk	1,512	1,534	(1)
Industrial chemicals & plastics	435	495	(12)
Metals & minerals	375	469	(20)
Forest products	316	303	4
Energy & specialized markets	530	627	(15)
Industrial	1,656	1,894	(13)
Automotive	447	524	(15)
Intermodal	1,034	928	11
Premium	1,481	1,452	2
Total	$4,649	$4,880	(5)%
Revenue Carloads (Thousands)
Grain & grain products	203	175	16%
Fertilizer	44	46	(4)
Food & refrigerated	45	48	(6)
Coal & renewables	174	208	(16)
Bulk	466	477	(2)
Industrial chemicals & plastics	140	154	(9)
Metals & minerals	146	174	(16)
Forest products	60	56	7
Energy & specialized markets	139	162	(14)
Industrial	485	546	(11)
Automotive	180	208	(13)
Intermodal [a]	796	709	12
Premium	976	917	6
Total	1,927	1,940	(1)%
Average Revenue per Car
Grain & grain products	$3,782	$3,940	(4)%
Fertilizer	3,852	3,768	2
Food & refrigerated	5,234	5,277	(1)
Coal & renewables	1,958	2,022	(3)
Bulk	3,246	3,219	1
Industrial chemicals & plastics	3,113	3,205	(3)
Metals & minerals	2,563	2,697	(5)
Forest products	5,244	5,457	(4)
Energy & specialized markets	3,828	3,866	(1)
Industrial	3,417	3,469	(1)
Automotive	2,485	2,525	(2)
Intermodal [a]	1,299	1,307	(1)
Premium	1,517	1,583	(4)
Average	$2,413	$2,516	(4)%

[a]	For intermodal shipments each container or trailer equals one carload. 2

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Mar. 31,	Dec. 31,
Millions, Except Percentages	2021	2020
Assets
Cash and cash equivalents	$1,183	$1,799
Short-term investments	60	60
Other current assets	2,476	2,355
Investments	2,167	2,164
Properties, net	54,062	54,161
Operating lease assets	1,581	1,610
Other assets	264	249
Total assets	$61,793	$62,398

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,565	$1,069
Other current liabilities	3,306	3,104
Debt due after one year	25,117	25,660
Operating lease liabilities	1,171	1,283
Deferred income taxes	12,307	12,247
Other long-term liabilities	2,073	2,077
Total liabilities	45,539	45,440
Total common shareholders' equity	16,254	16,958
Total liabilities and common shareholders' equity	$61,793	$62,398

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended March 31,	2021	2020
Operating Activities
Net income	$1,341	$1,474
Depreciation	549	547
Deferred income taxes	54	91
Other - net	14	43
Cash provided by operating activities	1,958	2,155
Investing Activities
Capital investments	(536)	(807)
Maturities of short-term investments	24	70
Purchases of short-term investments	(24)	(70)
Other - net	31	-
Cash used in investing activities	(505)	(807)
Financing Activities
Share repurchase programs	(1,347)	(2,556)
Dividends paid	(650)	(660)
Debt repaid	(47)	(305)
Net issuance of commercial paper	(15)	(1)
Debt issued	-	2,996
Accelerated share repurchase programs pending final settlement	-	(400)
Other - net	(14)	(71)
Cash used in financing activities	(2,073)	(997)
Net Change in Cash, Cash Equivalents and Restricted Cash	(620)	351
Cash, cash equivalents, and restricted cash at beginning of year	1,818	856
Cash, Cash Equivalents, and Restricted Cash at End of Period	$1,198	$1,207
Free Cash Flow*
Cash provided by operating activities	$1,958	$2,155
Cash used in investing activities	(505)	(807)
Dividends paid	(650)	(660)
Free cash flow	$803	$688

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	1st Quarter
For the Periods Ended March 31,	2021	2020	%
Operating/Performance Statistics
Freight car velocity (daily miles per car) [a]	209	211	(1)%
Average train speed (miles per hour) *	25.2	25.4	(1)
Average terminal dwell time (hours) *	23.5	23.8	(1)
Locomotive productivity (GTMs per horsepower day)	138	131	5
Gross ton-miles (GTMs) (millions)	193,087	201,297	(4)
Train length (feet)	9,247	8,396	10
Intermodal car trip plan compliance (%)	77	85	(8)	pts
Manifest/Automotive car trip plan compliance (%)	68	64	4	pts
Workforce productivity (car miles per employee)	1,002	894	12
Total employees (average)	29,755	33,872	(12)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.85	$ 1.87	(1)%
Fuel consumed in gallons (millions)	216	225	(4)
Fuel consumption rate**	1.119	1.117	-

Revenue Ton-Miles (Millions)
Grain & grain products	20,348	16,111	26%
Fertilizer	2,995	3,044	(2)
Food & refrigerated	4,498	4,506	-
Coal & renewables	17,536	20,005	(12)
Bulk	45,377	43,666	4
Industrial chemicals & plastics	7,055	7,174	(2)
Metals & minerals	6,876	8,533	(19)
Forest products	6,318	6,041	5
Energy & specialized markets	9,590	12,046	(20)
Industrial	29,839	33,794	(12)
Automotive	3,773	4,489	(16)
Intermodal	18,375	17,734	4
Premium	22,148	22,223	-
Total	97,364	99,683	(2)%

[a]    Prior years have been recast to conform to the current year presentation.

*Surface Transportation Board reported performance measures.

**Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Mar. 31,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2021	2020
Net income	$5,216	$5,349
Add:
Income tax expense	1,600	1,631
Depreciation	2,212	2,210
Interest expense	1,153	1,141
EBITDA	$10,181	$10,331
Adjustments:
Other income, net	(285)	(287)
Interest on operating lease liabilities**	53	59
Adjusted EBITDA	$9,949	$10,103
Debt	$26,682	$26,729
Operating lease liabilities	1,465	1,604
Unfunded pension and OPEB, net of taxes of $190 and $195	619	637
Adjusted debt	$28,766	$28,970
Adjusted debt / Adjusted EBITDA	2.9	2.9

Comparable Adjusted Debt / Adjusted EBITDA*
	Mar. 31,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2021	2020
Adjusted debt / Adjusted EBITDA	2.9	2.9
Factors Affecting Comparability:
Brazos yard impairment [b]	(0.1)	(0.1)
Comparable Adjusted Debt / Adjusted EBITDA*	2.8	2.8

[a]The trailing twelve months income statement information ended March 31, 2021, is recalculated by taking the twelve months ended December 31, 2020, subtracting the three months ended March 31, 2020, and adding the three months ended March 31, 2021.

[b]Adjustments remove the impact of $209 million from net income and $69 million from income tax expense for the year ended December 31, 2020. See page 7 for a reconciliation to GAAP.

*Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB obligation divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income, net and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income, net and interest on operating lease liabilities) and comparable adjusted debt to adjusted EBITDA are considered non-GAAP financial measures by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA. At March 31, 2021, and December 31, 2020, the incremental borrowing rate on operating leases was 3.6% and 3.7%, respectively.

**Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Financial Performance*
Millions, Except Per Share Amounts and Percentages	Reported results	Brazos Yard	Adjusted results
	(GAAP)	Impairment	(non-GAAP)
For the Year Ended December 31, 2020
Income taxes	$1,631	$69	$1,700
Net income	$5,349	$209	$5,558

*

The above table reconciles our results for the year ended December 31, 2020, to adjusted results that exclude the impact of certain items identified as affecting comparability. We use adjusted income taxes and adjusted net income, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, income taxes and net income.